EX-7.i

                                 AMENDMENT NO. 9
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             Effective March 1, 2005

                                     Between

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")


Effective December 3, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to specify the terms of the automatic annual step-up election option under form 7524, to increase the reinsurance rate for that form, and to include the Washington state form numbers for 7524. To effect these changes, the following provisions of this Agreement are hereby amended:

* Schedule A, Description of Guaranteed Minimum Income Benefits (GMIBs), Amendment #7, is hereby replaced by the attached Schedule A.

* Schedule B-1, Contracts Subject to this Reinsurance Agreement, amendment #6, is hereby replaced by the attached Schedule B-1.

* Schedule D, QUARTERLY REINSURANCE PREMIUM RATE, Amendment # 6, is hereby replaced by the attached Schedule D.

* Schedule F-1, DOLLAR CLAIM LIMIT RATE, Amendment # 6, is hereby replaced by the attached Schedule F-1.

* Schedule F-2, FORMULA CLAIM LIMIT RATE, Amendment # 6, is hereby replaced by the attached Schedule F-2.



     Signatures on next page










Jackson National Life Insurance Company       ACE Tempest Life Reinsurance Ltd.


By:     LISA C. DRAKE                         By:       HUAN TSENG

Name:   Lisa C. Drake                         Name:     Huan Tseng

Title:  SVP & Chief Actuary                   Title: SVP & Chief Pricing Officer

Date:   1/28/08                               Date:     Jan 22, 2008





JNL ACE 2005 Treaty Amendment #9

                                   SCHEDULE A

            Description of Guaranteed Minimum Income Benefits (GMIBs)

The Guaranteed Minimum Income Benefits are completely described in the ANNUITY CONTRACTs or riders, referenced by form number in Schedule B-1, with the following clarifications:

Determination of the Roll-Up Component in forms 7454, 7485, 7485A WA, and 7485A WA Unisex:

        Each Premium paid into the contract (net of any applicable premium taxes and Sales Charges) plus any Contract Enhancements will be compounded at an annual interest rate equal to the roll-up percentage from the date of Premium payment until the earlier of the Annuitant's 80th birthday or the Exercise Date,

        Each withdrawal adjustment will be compounded at an annual interest rate equal to the roll-up percentage from the date of the withdrawal adjustment until the earlier of the Annuitant's 80th birthday or the Exercise Date,

        Notwithstanding the above, adjustments for premiums and withdrawals will be as described in the rider forms.

Option for Automatic Annual Step-up Election under forms 7524, 7524A WA, and 7524A WA Unisex:

        The contract owner can elect an annual step-up to occur on each the next 7 consecutive contract anniversaries, provided the following conditions are met:
             1.  The Contract Value exceeds the Roll-Up Component
             2. The Roll-up Component does not exceed the 300% cap prior to step-up and
             3. The Contract Anniversary precedes or coincides with the latest available Step-Up Date, which is the Contract Anniversary on or immediately following the youngest Annuitant's 75th birthday.

        If the owner wishes to continue the automatic annual step-ups beyond the 7 year period, a new automatic step-up election form must be submitted.


JNL ACE 2005 Treaty Schedule A Amendment #9

                                  SCHEDULE B-1

             ANNUITY CONTRACTs Subject to this Reinsurance Agreement


Perspective II and Fifth Third Perspective II

  o  VA220 is an individual flexible premium variable and fixed annuity
  o  VA220G is a group flexible premium variable and fixed annuity
  o  This product has two Contract options:
  o  Separate Account Investment Division option and
  o  Fixed Account Option.

A) Separate Account Investment Division Option

  o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
  o Separate Account I is used for this Contract.
  o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*           Policy Description
7454                   FutureGuard effective 10/4/2004
7485                   FutureGuard effective 5/2/2005
7485A WA               FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex        FutureGuard for Washington State effective 1/17/2006
7524                   6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA               6% Roll-up GMIB with Annual Reset for Washington state,
                       effective 12/3/2007
7524 A WA Unisex       6% Roll-up GMIB with Annual Reset for Washington state,
                       effective 12/3/2007

C) Optional Benefits
Form Number*           Policy Description
7360                   Earnings Protection Benefit effective 10/4/2004
7461                   Death Benefit Option (4% Rollup) effective 10/4/2004
7476                   Death Benefit Option (4% Rollup) effective 5/2/2005
7463                   Death Benefit Option (5% Rollup) effective 10/4/2004
7475                   Death Benefit Option (5% Rollup) effective 5/2/2005
7470                   Death Benefit Option (HAV) effective 10/4/2004
7512                   Death Benefit Option (HAV) effective 1/16/2007
7462                   Death Benefit Option (Comb HAV and 4% Rollup) effective
                       10/4/2004
7479                   Death Benefit Option (Comb HAV and 4% Rollup) effective
                       5/2/2005
7464                   Death Benefit Option (Comb HAV and 5% Rollup) effective
                       10/4/2004
7478                   Death Benefit Option (Comb HAV and 5% Rollup) effective
                       5/2/2005
7513                   Death Benefit Option (Comb HAV and 5% Rollup) effective
                       1/16/2007
7349                   20% Additional Free Withdrawal
7465                   Shortened W/D Charge Period (5 years) effective 10/4/2004
7466                   Shortened W/D Charge Period (3 years) effective 10/4/2004
                       - not available for contracts issued after 4/30/2006
7346 03/03             Premium Credit (4%)
7348 03/03             Premium Credit (2%)
7352 03/03             Premium Credit (3%)
7507                   Premium Credit (5%)
7380                   Reduced Administration Charge

Washington State Only
7471WA                 Death Benefit Option (3% Rollup) effective 10/4/2004
7481WA                 Death Benefit Option (3% Rollup) effective 5/2/2005
7472WA                 Death Benefit Option (Comb HAV and 3% Rollup) effective
                       10/4/2004
7482WA                 Death Benefit Option (Comb HAV and 3% Rollup) effective
                       5/2/2005

Perspective A Series

  o VA230 is an individual flexible premium variable and fixed annuity
  o VA230G is a group flexible premium variable and fixed annuity

A) Separate Account Investment Division Option

  o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
  o Separate Account I is used for this Contract.
  o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*            Policy Description
7485                    FutureGuard
7485A WA                FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex         FutureGuard for Washington State effective 1/17/2006
7524                    6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA                6% Roll-up GMIB with Annual Reset for Washington state,
                        effective 12/3/2007
7524 A WA Unisex        6% Roll-up GMIB with Annual Reset for Washington state,
                        effective 12/3/2007

C) Optional Benefits
Form Number*            Policy Description
7360                    Earnings Protection
7474                    Death Benefit Option (Return of Premium)
7475                    Death Benefit Option (5% Rollup)
7476                    Death Benefit Option (4% Rollup)
7477                    Death Benefit Option (Highest Anniversary Value)
7512                    Death Benefit Option (Highest Anniversary Value)
                        effective 1/16/2007
7478                    Death Benefit Option (Comb HAV and 5% Rollup)
7513                    Death Benefit Option (Comb HAV and 5% Rollup) effective
                        1/16/2007
7479                    Death Benefit Option (Comb HAV and 4% Rollup)
7507                    Premium Credit (5%)

Washington State Only
7481WA                  Death Benefit Option (3% Rollup)
7482WA                  Death Benefit Option (Comb HAV and 3% Rollup)



Perspective L Series

  o VA210 is an individual flexible premium variable and fixed annuity
  o VA210G is a group flexible premium variable and fixed annuity

A) Separate Account Investment Division Option

  o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
  o Separate Account I is used for this Contract.
  o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*            Policy Description
7485                    FutureGuard
7485A WA                FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex         FutureGuard for Washington State effective 1/17/2006
7524                    6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA                6% Roll-up GMIB with Annual Reset for Washington state,
                        effective 12/3/2007
7524 A WA Unisex        6% Roll-up GMIB with Annual Reset for Washington state,
                        effective 12/3/2007

C) Optional Benefits
Form Number*            Policy Description
7346 03/03              Premium Credit (4%)
7348 03/03              Premium Credit (2%)
7352 03/03              Premium Credit (3%)
7507                    Premium Credit (5%)
7360                    Earnings Protection
7380                    Reduced Administration Charge
7470                    Death Benefit Option (Highest Anniversary Value)
7512                    Death Benefit Option (Highest Anniversary Value)
                        effective 1/16/2007
7475                    Death Benefit Option (5% Rollup)
7476                    Death Benefit Option (4% Rollup)
7478                    Death Benefit Option (Comb HAV and 5% Rollup)
7513                    Death Benefit Option (Comb HAV and 5% Rollup) effective
                        1/16/2007
7479                    Death Benefit Option (Comb HAV and 4% Rollup)

Washington State Only
7481WA                  Death Benefit Option (3% Rollup)
7482WA                  Death Benefit Option (Comb HAV and 3% Rollup)


Perspective Advisors II

  o VA410 is an individual flexible premium variable and fixed annuity
  o VA410G is a group flexible premium variable and fixed annuity

A) Separate Account Investment Division Option

  o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
  o Separate Account I is used for this Contract.
  o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC. Share class is the 12b-1-share class. (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*            Policy Description
7485                    FutureGuard
7485A WA                FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex         FutureGuard for Washington State effective 1/17/2006
7524                    6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA                6% Roll-up GMIB with Annual Reset for Washington state,
                        effective 12/3/2007
7524 A WA Unisex        6% Roll-up GMIB with Annual Reset for Washington state,
                        effective 12/3/2007

C) Optional Benefits
Form Number*            Policy Description
7360                    Earnings Protection
7460                    Premium Credit (2%)
7470                    Death Benefit Option (Highest Anniversary Value)
7512                    Death Benefit Option (Highest Anniversary Value)
                        effective 1/16/2007
7475                    Death Benefit Option (5% Rollup)
7476                    Death Benefit Option (4% Rollup)
7478                    Death Benefit Option (Comb HAV and 5% Rollup)
7513                    Death Benefit Option (Comb HAV and 5% Rollup) effective
                        1/16/2007
7479                    Death Benefit Option (Comb HAV and 4% Rollup)

Washington State Only
7471WA                  Death Benefit Option (3% Rollup) effective 10/4/2004
7472WA                  Death Benefit Option (Comb HAV and 3% Rollup) effective
                        10/4/2004
7481WA                  Death Benefit Option (3% Rollup) effective 5/2/2005
7482WA                  Death Benefit Option (Comb HAV and 3% Rollup) effective
                        5/2/2005




Retirement Latitudes

  o VA310 is an individual flexible premium variable and fixed annuity
  o VA310G is a group flexible premium variable and fixed annuity

A) Separate Account Investment Division Option

  o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
  o Separate Account I is used for this Contract.
  o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*            Policy Description
7485                    FutureGuard
7485A WA                FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex         FutureGuard for Washington State effective 1/17/2006
7524                    6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA                6% Roll-up GMIB with Annual Reset for Washington state,
                        effective 12/3/2007
7524 A WA Unisex        6% Roll-up GMIB with Annual Reset for Washington state,
                        effective 12/3/2007

C) Optional Benefits
Form Number*            Policy Description
7500                    Additional Free Withdrawal Option (20% of Premium)
7360                    Earnings Protection
7470                    Death Benefit Option (Highest Anniversary Value)
7512                    Death Benefit Option (Highest Anniversary Value)
                        effective 1/16/2007
7475                    Death Benefit Option (5% Rollup)
7478                    Death Benefit Option (Comb HAV and 5% Rollup)
7513                    Death Benefit Option (Comb HAV and 5% Rollup) effective
                        1/16/2007
7346 03/03              Premium Credit (4%)
7507                    Premium Credit (5%), effective 1/16/2007
7380                    Reduced Administration Charge
7499                    Shorten Withdrawal Charge Period to 4 Years

Washington State Only
7481WA                  Death Benefit Option (3% Rollup)
7482WA                  Death Benefit Option (Comb HAV and 3% Rollup)

* Includes any state specific variation of the above-described forms as of the EFFECTIVE DATE and any subsequent state specific variation, if such subsequent state specific variation does not have any impact on the risk assumed by the REINSURER. The CEDING COMPANY shall notify the REINSURER of any state specific variation after the EFFECTIVE DATE which could have any impact on the risk assumed by the REINSURER and such variation shall be treated the same as a policy form change under Article IV, Section B, provided that the REINSURER shall not unreasonably refuse to approve such subsequent state specific variation.









JNL Ace 2005 Treaty Schedule B-1 Amendment # 9

                                   SCHEDULE D

                       QUARTERLY REINSURANCE PREMIUM RATE

The QUARTERLY REINSURANCE PREMIUM RATE, subject to the terms and conditions of this Agreement, is shown in the table below for each GMIB TYPE. It applies to all CONTRACT TYPEs, and is guaranteed while the reinsurance coverage is in effect.



GMIB TYPE Form Number                                Quarterly Rate
7454, 7485, 7485A WA, 7485A WA Unisex                     .001150
7524, 7524A WA, 7524A WA Unisex                           .001650






JNL Ace 2005 Treaty Schedule D Amendment # 9

                                  SCHEDULE F-1

                             DOLLAR CLAIM LIMIT RATE



The Dollar Claim Limit Rate is shown in the table below for each GMIB TYPE and applies to all CONTRACT TYPEs.

GMIB TYPE Form Number                                Dollar Claim Limit Rate
7454, 7485, 7485A WA, 7485A WA Unisex                         .20
7524, 7524A WA, 7524A WA Unisex                               .22



















JNL Ace 2005 Treaty Schedule F-1Amendment # 9

                                  SCHEDULE F-2

                            FORMULA CLAIM LIMIT RATE

The FORMULA CLAIM LIMIT RATE is shown in the table below for each GMIB TYPE and it applies to each ANNUITY CONTRACT on all MONTHLY VALUATION DATES prior to the ANNUITY CONTRACT's eligibility to annuitize under the GMIB TYPE.


GMIB TYPE Form Number                                Formula Claim Limit Rate
7454, 7485, 7485A WA, 7485A WA Unisex                         .001762
7524, 7524A WA, 7524A WA Unisex                               .001938


















JNL Ace 2005 Treaty Schedule F-2 Amendment # 9